SUPPLEMENT TO THE  CLASS R6 PROSPECTUS
OF ALLSPRING INTERNATIONAL AND GLOBAL EQUITY  FUNDS
For the Allspring Special International Small Cap Fund  (the “Fund”)

Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.74%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.70%
Fee Waivers	(0.74)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.96%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through February 29, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.95% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Assuming Redemption at End of Period
After:
1 Year	$98
3 Years	$387
5 Years	$780
10 Years	$1,881

June 1, 2022	IE6R062/P307SP